UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2004

               Shire Pharmaceuticals Group plc
 (Exact name of registrant as specified in its charter)

                           England and Wales
(State or other jurisdiction of incorporation)

0-29630 (Commission File Number)	98-0359573 (IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke,
                           Hampshire RG24 8EP England
(Address of principal executive offices)    (Zip code)

Registrant's telephone number, including area code         44 1256 894 000

______________________________________________________________________
(Former name or former address, if changed since last report)

Item 5. Other Events

      Shire Pharmaceuticals Group plc has issued the press releases attached as Exhibits 99.1 and 99.2 which are incorporated by reference herein.

Item 7. Financial Statements and Exhibits

           (c) Exhibits. The following exhibits are filed herewith:

99.1        Press Release dated May 28, 2004
99.2        Press Release dated May 28, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PHARMACEUTICALS GROUP PLC

By:	/s/ A C Russell Name: Angus Russell Title: Chief Financial Officer

Dated: May 28, 2004

EXHIBIT INDEX

Number    Description
99.1          Press Release dated May 28, 2004
99.2          Press Release dated May 28, 2004